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                                                                  EXHIBIT 10.1.1


                       FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of June 4, 1999 (this "Amendment"), is among Venture Holdings Company LLC, a Michigan limited liability company, as successor Borrower to Venture Holdings Trust under the Credit Agreement (the "Borrower"), the lenders set forth on the signature pages hereof (collectively, the "Lenders"), and The First National Bank of Chicago, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                                     RECITAL

     The Borrower, the Administrative Agent and the Lenders are parties to a Credit Agreement dated as of May 27, 1999 (the "Credit Agreement"). The Borrower and the Guarantors desire to amend the Credit Agreement and the Agent and the Lenders are willing to do so strictly in accordance with the terms hereof.


                                      TERMS

     In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:



                                   ARTICLE 1.
                                   AMENDMENTS

     The Credit agreement is amended as follows:

     1.1 The following definitions in Section 1.1 are amended as follows: (a) the definition of "Aggregate Revolving Credit Commitment" is amended by deleting reference therein to "$200,000,000" and substituting "$175,000,000" in place thereof, (b) the definition of "Aggregate Term Loan A Commitment" is amended by deleting reference therein to "$100,000,000" and substituting "$75,000,000" in place thereof, (c) the definition of "Aggregate Term Loan B Commitment" is amended by deleting reference there in to "$150,000,000" and substituting "$200,000,000" in place thereof, (d) the definition of "Eligible Accounts Receivable" is amended by restating clause (a) thereof as follows: "(a) that is outstanding more than 90 days after the earlier of the date of the related invoice or the date the related goods were shipped or service is provided, that is due from any Affiliate of the Borrower or that is unbilled," and (e) the definition of "Pro Rata Share" is amended by deleting reference therein to "2.5(b)" and substituting "2.6(b)" in place thereof.





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The following definitions are added to Section 1.1 in appropriate alphabetical order: (i) "Term Loans" means Term Loan A, Term Loan B and the Interim Term Loan; and (ii) "Multicurrency Loans" means Multicurrency Revolving Credit Loans.

     1.2 Each reference in Sections 2.1(c) and 2.1(d)(i) to "$15,000,000" is deleted and "$20,000,000" is substituted in each place thereof.

     1.3  Section 2.1(c) is amended by deleting the word "and" before clause
(iii) thereof and adding the following to the end thereof: ", (iv) the Dollar Equivalent of the Aggregate Multicurrency Revolving Credit Outstandings of all Multicurrency Revolving Credit Lenders will not exceed the amount of the Multicurrency Revolving Credit Commitments that the Borrower has designated to the Administrative Agent as activated (the "Activated Aggregate Multicurrency Revolving Commitments"), which activation or deactivation shall be in increments of $25,000,000, shall be effective five Business Days after notification by the Borrower to the Administrative Agent and shall not be reduced below the Dollar Equivalent of the Aggregate Multicurrency Revolving Credit Outstandings of all Multicurrency Revolving Credit Lenders, and (v) the Dollar Revolving Credit Loans will not exceed the difference of the Aggregate Revolving Credit Commitments minus the amount of the Activated Aggregate Multicurrency Revolving Credit Commitment."


     1.4  Sections 2.9.2 and 2.9.3 are restated as follows:

          2.9.2. Term Loan A. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the pro rata account of each Term Loan A Lender in Dollars the unpaid principal amount of each Term Loan A of such Lender in twenty quarterly principal payments as follows:


Payment Date                                             Principal Installment
------------                                             ---------------------
September 30, 1999                                             $525,000
December 31, 1999                                              $525,000
March 31, 2000                                                 $525,000
June 30, 2000                                                  $525,000
September 30, 2000                                            $3,375,000
December 31, 2000                                             $3,375,000
March 31, 2001                                                $3,375,000




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
June 30, 2001                                                $3,375,000
September 30, 2001                                           $4,125,000
December 31, 2001                                            $4,125,000
March 31, 2002                                               $4,125,000
June 30, 2002                                                $4,125,000
September 30, 2002                                           $4,875,000
December 31, 2002                                            $4,875,000
March 31, 2003                                               $4,875,000
June 30, 2003                                                $4,875,000
September 30, 2003                                           $5,850,000
December 31, 2003                                            $5,850,000
March 31, 2004                                               $5,850,000
May 27, 2004                                                 $5,850,000

     On the Term Loan A Maturity Date each Term Loan A shall be paid in full.

          2.9.3. Term Loan B. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the pro rata account of each Term Loan B Lender in Dollars the unpaid principal amount of Term Loan B of such Lender in twenty-three quarterly principal payments on the last day of each calendar quarter and at the Term Loan B Maturity Date as follows:


Payment Dates                                            Principal Installment
-------------                                            ---------------------
September 30, 1999-June 30, 2004                               $500,000
September 30, 2004                                            $5,850,000
December 31, 2004                                             $5,850,000
April 1, 2005                                                $178,300,000


     On the Term Loan B Maturity Date, Term Loan B shall be paid in full.




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     1.5  Section 2.23.2(d) is amended by adding the following to the end thereof: ", which payments shall be due 90 days after the end of each fiscal year of the Borrower."

     1.6 Section 7.20 is amended by deleting reference therein to "November 30, 2000" and substituting "November 27, 2000" in place thereof.

     1.7 The following is added to the end of Section 8.2: "No amendment of any provision of this Agreement which would decrease the mandatory prepayments with respect to the Revolving Credit Loans shall be effective without the written consent of the Required Revolving Credit Lenders, with respect to Term Loan A shall be effective without the written consent of the Required Term Loan A Lenders, with respect to Term Loan B shall be effective without the written consent of the Required Term Loan B Lenders or with respect to the Interim Term Loan shall be effective without the written consent of the Required Interim Term Loan Lenders. No amendment of any provision of this Agreement relating to the Issuer shall be effective without the written consent of the Issuer."

     1.8 Reference in Section 10.8 to "Revolving Credit Commitments" shall be deleted and "Commitments" shall be substituted in each place thereof.

     1.9  The following is added to the end of clause (i) contained in
Section 12.3.1: ",and provided that any two or more investment funds that invest in commercial loans and that are managed or advised by the same investment advisor or by an Affiliate of such investment advisor shall be treated as a single assignee for purposes of the minimum amounts required under this clause
(i), subject to any assignment to any fund being at least $1,000,000,"



                                   ARTICLE 2.
                                 REPRESENTATIONS

     The Borrower and each Guarantor represents and warrants to the Administrative Agent and the Lenders that:

     2.1 The execution, delivery and performance of this Amendment are within their respective powers, have been duly authorized by the Borrower and each Guarantor and are not in contravention of any Requirement of Law.

     2.2 This Amendment is the legal, valid and binding obligations of the Borrower and each Guarantor, enforceable against them in accordance with the terms thereof.

     2.3 After giving effect to the amendments herein contained, the representations and warranties contained in the Credit Agreement and the representations and warranties contained in



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the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof, and no Default or Unmatured Default exists or has occurred and is continuing on the date hereof.


                                   ARTICLE 3.
                                 MISCELLANEOUS.

     3.1 References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

     3.2 Except as expressly amended hereby, the Borrower and the Guarantors agree that the Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim or defense with respect to any of the foregoing. The terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

     3.3 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

                                      BORROWER:

                                      VENTURE HOLDINGS COMPANY LLC

                                      By:  /s/ James E. Butler
                                           ---------------------------
                                      Print Name:  James E. Butler
                                      Title:  Executive Vice President

                                      GUARANTORS:

                                      VEMCO, INC.

                                      By:  /s/ James E. Butler
                                           ---------------------------
                                      Print Name:  James E. Butler
                                      Title:  Executive Vice President





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                                      VEMCO LEASING, INC.

                                      By:  /s/ James E. Butler
                                           ---------------------------
                                      Print Name:  James E. Butler
                                      Title:  Executive Vice President

                                      VENTURE INDUSTRIES CORPORATION

                                      By:  /s/ James E. Butler
                                           ---------------------------
                                      Print Name:  James E. Butler
                                      Title:  Executive Vice President

                                      VENTURE HOLDINGS CORPORATION

                                      By:  /s/ James E. Butler
                                           ---------------------------
                                      Print Name:  James E. Butler
                                      Title:  Executive Vice President

                                      VENTURE LEASING COMPANY

                                      By:  /s/ James E. Butler
                                           ---------------------------
                                      Print Name:  James E. Butler
                                      Title:  Executive Vice President

                                      VENTURE MOLD & ENGINEERING
                                         COMPANY

                                      By:  /s/ James E. Butler
                                           ---------------------------
                                      Print Name:  James E. Butler
                                      Title:  Executive Vice President


                                      VENTURE SERVICE COMPANY

                                      By:  /s/ James E. Butler
                                           ---------------------------
                                      Print Name:  James E. Butler
                                      Title:  Executive Vice President


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                                      VENTURE EUROPE, INC.

                                      By:  /s/ James E. Butler
                                           ---------------------------
                                      Print Name:  James E. Butler
                                      Title:  Executive Vice President


                                      VENTURE EU CORPORATION

                                      By:  /s/ James E. Butler
                                           ---------------------------
                                      Print Name:  James E. Butler
                                      Title:  Executive Vice President


                                      VENTURE HOLDINGS COMPANY LLC

                                      By:  /s/ James E. Butler
                                           ---------------------------
                                      Print Name:  James E. Butler
                                      Title:  Executive Vice President

                                      EXPERIENCE MANAGEMENT LLC

                                      By:  /s/ James E. Butler
                                           ---------------------------
                                      Print Name:  James E. Butler
                                      Title:  Executive Vice President







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                                      LENDERS:

                                      THE FIRST NATIONAL BANK OF
                                      CHICAGO, as Administrative Agent and a
                                      Lender


                                      By:  /s/ Erik W. Bakker
                                           ---------------------------
                                      Print Name:  Erik W. Bakker
                                      Title:  First Vice President







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